UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

AdTheorent Holding Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40116	85-3978415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Hudson Street 13th Floor
New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 804-1359

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADTH	The Nasdaq Stock Market
Warrants to purchase common stock	ADTHW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

AdTheorent Holding Company, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on May 24, 2023. At the Annual Meeting, as described below under Item 5.07, the stockholders of the Company approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to limit the liability of the Company’s officers in certain circumstances pursuant to and consistent with the Delaware General Corporation Law (the “Amendment”).

The Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on May 25, 2023 (the “Certificate of Amendment”). The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the close of business on March 31, 2023, the record date of the Annual Meeting, the Company had 87,766,116 shares of common stock issued and outstanding. The following shares were present at the Annual Meeting, either in person at the virtual shareholder meeting or by proxy.

The results of the proposals are as follows:

1. The election of the three Class II director nominees to serve for a term of three years:

Director Nominee	For	Withheld	Broker Non-Votes
Vineet Mehra	48,632,238	4,671,295	14,682,978
Zia Uddin	52,454,888	848,645	14,682,978
Shuangxiu Yu	52,463,557	839,976	14,682,978

All Class II director nominees were duly elected.

2. The ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain	Broker Non-Votes
67,880,241	12,508	93,762	N/A

The proposal was approved.

3. The approval of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company:

For	Against	Abstain	Broker Non-Votes
52,629,885	657,621	16,027	14,682,978

The proposal was approved.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Second Amendment and Restated Certificate of Incorporation, effective May 25, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AdTheorent Holding Company, Inc.

Date:	May 30, 2023	By:	/s/ James Lawson
James Lawson Chief Executive Officer